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                                                                      EXHIBIT 21



                        SUBSIDIARIES OF THE REGISTRANT



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                                               Jurisdiction
          Name of Subsidiary                 Of Incorporation           Doing Business As
          ------------------                 ----------------           -----------------
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
First Commonwealth Limited Health                Illinois                First
Services Corporation                                                     Commonwealth, Inc.
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First Commonwealth of Illinois, Inc.             Illinois                First
                                                                         Commonwealth, Inc.
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First Commonwealth Insurance                     Illinois                First
Company                                                                  Commonwealth, Inc.
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First Commonwealth Reinsurance                   Arizona                 First
Company                                                                  Commonwealth, Inc.
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First Commonwealth Limited Health               Wisconsin                First
Service Corporation                                                      Commonwealth, Inc.
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Smileage Dental Services, Inc.                  Wisconsin                First
                                                                         Commonwealth, Inc.
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First Commonwealth of Missouri,                  Missouri                First
Inc.                                                                     Commonwealth, Inc.
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